UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
February 24, 2010

CITY HOLDING COMPANY
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 0-11733

West Virginia	55-0619957
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

25 Gatewater Road, Cross Lanes, WV 25313
(Address of Principal Executive Offices, Including Zip Code)

304-769-1100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the regularly scheduled meeting of the Board of Directors of the Company held on February 24, 2010, the Company’s Bylaws were amended with respect to when a director must retire from the Board.  Previously, a director could be nominated for a three-year term if the director would attain the age of 70 prior to the next annual meeting.  After the amendment, a director must retire as of the date of the annual meeting of shareholders following the attainment of age 75 by the director. The amendment, which is effective upon adoption by the Board of Directors on February 24, 2010, is attached hereto as Exhibit (3)(ii) and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits

(c)           Exhibits

(3)(ii)                      City Holding Company Bylaws

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Dated: March 1, 2009	City Holding Company

By:	/s/ David L. Bumgarner
David L. Bumgarner
Chief Financial Officer